4Q22 EARNINGS PRESENTATION 3 1 D e c e m b e r 2 0 2 2 This presentation has been approved by the Company’s Executive Chairman and CEO, Charlie Youakim, on behalf the Sezzle Inc. Board

SEZZLE INC 4Q22 Presentation | 2 D ISCLAIMER Cautionary Note Regarding Forward-Looking Statements This presentation (the “Presentation”) contains summary information about the activities of Sezzle as at the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle. This Presentation is not a disclosure document under Australian law. Accordingly, this Presentation should not be relied upon as advice to prospective investors or current shareholders and does not take into account the investment objectives, financial situation or needs of any particular shareholder or investor. This Presentation contains certain “forward-looking statements” within the meaning of the US federal securities laws including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” or similar expressions. These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales (“UMS”); (v) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vi) our ability to meet additional capital requirements; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (viii) impact of the integration, support and prominent presentation of our platform by our merchants; (ix) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (x) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xi) impact of the loss of key partners and merchant relationships; (xii) impact of exchange rate fluctuations in the international markets in which we operate; (xiii) our ability to protect our intellectual property rights; (xiv) our ability to retain employees and recruit additional employees; (xv) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2023 and subsequent quarterly reports on Form 10-Q. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward- looking statements to reflect events or circumstances after the date of this Presentation. This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice). All financial figures are expressed in U.S. dollars unless otherwise stated. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), this Presentation includes certain financial information, including Underlying Merchant Sales (“UMS”), Active Consumers and Active Merchants, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle’s growth and operating performance. In particular, UMS is a key operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of Sezzle’s merchants and the strength of the Sezzle Platform. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. UMS, Active Consumers and Active Merchants do not represent revenue earned by Sezzle, are not components of Sezzle’s income or included within Sezzle’s financial results prepared in accordance with GAAP. The UMS, Active Consumers and Active Merchants financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies. No Offer or Solicitation This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to another available exemption.

THE WAY FORWARD

FINANCIALLY **EMPOWERING** THE NEXT GENERATION

> "*I love Sezzle for **giving me the opportunity as a college student to build a credit score** without a hassle*"

> "*I love being able to **responsibly treat myself,** and my sweet pets, **using Sezzle!***"

> "***Sezzle has always been right there beside me... easy to navigate the app and helpful links through your purchase***"

Driving Change for our Stakeholders

Certified B Corp

Placing **Purpose** alongside Profits

Certified B Corporation

Credit Building

Helping Consumers Spend **Responsibly with Sezzle Up**



Source: Sezzle Instagram Reel 6 Feb 2023. Quotes were selected from those on the Sezzle Instagram page from 6 Feb 2023 to 17 Feb 2023.

SEZZLE INC 4Q22 Presentation | 3

4Q22 UPDATE

4Q22 PERFORMANCE AND FINANCIAL SCORECARD

TOTAL INCOME (US$ in MILLIONS)


4Q22
4Q21
4Q20
$38.3
$32.9
$22.1

+16.2% YoY

GAAP NET INCOME (LOSS) (US$ in MILLIONS)


4Q22
4Q21
4Q20
$0.6
($25.9)
($16.1)

+$26.6M YoY

ADJUSTED EBITDA[1] (US$ in MILLIONS)


4Q22
4Q21
4Q20
$7.0
($23.0)
($9.0)

+$30.0M YoY

ADJUSTED EBTDA[1] (US$ in MILLIONS)


4Q22
4Q21
4Q20
$3.9
($24.5)
($10.3)

+$28.4M YoY

TOTAL INCOME LESS TRANSACTION RELATED COSTS[2] (US$ in MILLIONS)


4Q22
4Q21
4Q20
$20.2
($2.2)
$3.1

+$22.4M YoY

TOTAL INCOME LESS TRANSACTION RELATED COSTS[2] AS A PERCENTAGE OF UMS


4Q22
4Q21
4Q20
4.5%
(0.4%)
1.0%

+486 Bps

[1] Adjusted EBITDA and Adjusted EBTDA are non-GAAP financial measures. For a reconciliation of GAAP Net Income (Loss), Adjusted EBITDA, and Adjusted EBTDA see Appendix II for reconciliation.
[2] Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Uncollectible Accounts, and Net Interest Expense. See Appendix I for reconciliation of Transaction Related Costs and respective definitions.

4Q22 ENGAGEMENT SCORECARD

ACTIVE[1] CONSUMERS


4Q22
4Q21
4Q20
2,950,000
3,287,000
2,231,000
-10.3% YoY

REPEAT USAGE AS A % OF TOTAL ORDERS (CUMULATIVE)


4Q22
4Q21
4Q20
94.2%
92.8%
89.8%
+131 Bps

APP ENGAGEMENT[2] AS A % OF ACTIVE CONSUMERS


4Q22
4Q21
4Q20
58.0%
35.6%
39.0%
+22.4 Pts

WEEKLY AVERAGE MARKETPLACE VOLUME AS A PERCENTAGE OF UMS


4Q22
4Q21
4Q20
29.2%
11.0%
2.0%
+18.2 Pts

ACTIVE MERCHANTS


4Q22
4Q21
4Q20
42,000
46,000
27,000
-8.7% YoY

PERCENTAGE OF TOTAL INCOME DERIVED FROM NON-MERCHANT PROCESSING FEES


4Q22
4Q21
4Q20
38.2%
22.2%
22.1%
+16.0 Pts

[1] Active is defined as having had at least one transaction through the Sezzle Platform in the last twelve months, not subject to a minimum required number of transactions criteria (Merchants and Consumers rounded to nearest thousand).
[2] App Engagement is defined as Active Consumers opening the Sezzle app.
Note: Active Consumer and Active Merchant numbers have been adjusted to exclude Brazil, Europe, and India, which have or are being discontinued.

SEZZLE INC 4Q22 Presentation | 6

EXITED 2022 WITH US$70M+ IN INITIATIVES Revenue-Related Cost-Related • Sezzle Premium • Offboarded or renegotiated pricing with merchants and network partners • Affiliate merchant enhancements (e.g., expanded enterprise affiliates, monetizing app placement) • Convenience fees in the US • Introduced Pay in Full • Reduction in Force • Ceased payment operations in India • Began wind-down of Europe and Brazil • Reduced, renegotiated, and eliminated non-critical third- party tech and marketing spend WHAT WE DELIVERED US$35 MILLION FY2022 Impact US$70 MILLION Annualized Impact ANNOUNCED KEY INITIATIVES US$17+ MILLION Announced initiatives to accelerate path to profitability US$60+ MILLION Further raised the impact from the initiatives by US$10M Sep 2022 WHAT WE TOLD THE MARKET July 2022 Mar 2022 US$10 MILLION Announced reduction of workforce (RIF) April 2022 US$50+ MILLION Expanded list of initiatives and raised benefit to US$50M SEZZLE INC 4Q22 Presentation | 7

SEZZLE INC 4Q22 Presentation | 8 INITIATIVES & UNDERWRITING DRIVE PROFITABILITY 1 3 2 4 1 2 3 4 Provision Improvement Cost Initiatives Other Revenue Initiatives • Composed 40% of total impact from initiatives. • Provision for uncollectible accounts reduced from 3.5% in 4Q21 to 1.2% in 4Q22. • Composed 48% of total impact from initiatives. • Driven by previously-mentioned revenue initiatives. • Composed 3% of total impact from initiatives. • Composed 9% of total impact from initiatives. • Driven by previously-mentioned cost initiatives.

IMPROVED UNDERWRITING WITH NEW RISK MODEL



PROPHET MODEL

- A proprietary machine learning model designed specifically for the holiday season.
- Internally developed throughout FY2022 and deployed during the 2022 holiday period.

AVERAGE PROPHET SCORE (PROBABILITY OF DEFAULT)[1]



Decrease of 56%
3.2
1.8
1.6
Dec '21
Dec '22
Jan '23

- The Prophet Model (probability of default predictor[1]) has been a significantly better barometer in identifying high-risk consumers compared to FICO and alternative third-party providers.
- Since the introduction of the model, the Company has been able to better control risk.
- **RESULT:** In 4Q22, Provision for Uncollectible Accounts as a percent of UMS improved by 232bps compared to 4Q21 (3.5%), reaching a record-low 1.2%.

[1] The Prophet Model predicts the probability of default at the time of underwriting. As a result, it does not correlate one-to-one with reported loss rates.
Source: Sezzle Internal Data.

SEZZLE INC 4Q22 Presentation | 9

PROGRESSION TO PROFITABILITY

2022 2023

4Q21		4Q22
(0.4%) Low Unit Economics	Unit Economics[1]	4.5% Strong Unit Economics
77.8% Merchant Fee a Major Source of Total Income	Income Streams[2]	61.8% Diversified Streams of Total Income
3.5% High Loss Rates	Underwriting Capability[3]	1.2% Low and Controlled Loss Rates
71.8% High Non-transaction related OpEx	Operating Structure[4]	48.6% More-efficient Operating Structure

FY23 INITIATIVES

US$10M+

Sezzle plans to launch several initiatives over the next 18 months

Initiatives include:

- Product Innovation
- Monetization
- Partnerships

[1] Unit Economics is measured by the Company's Total Income Less Transaction Related Expenses as a percent of UMS. [2] Income Streams is measured by Merchant Fee Income as a percent of Total Income. [3] Underwriting Capability is measured by Provision for Uncollectible Accounts as a percentage of UMS. [4] Operating Structure is measured by Non-transaction related operating expenses as a percentage of Total Income.

SEZZLE INC 4Q22 Presentation | 10

4Q22 FINANCIALS

SEZZLE INC 4Q22 Presentation | 12 TOTAL INCOME & UMS COMMENTARY • Total Income grew 16.2% YoY to a record high of US$38.3 million.  Despite the drop in UMS compared to 4Q21, revenue and monetization initiatives drove Total Income as a percentage of UMS to a record high of 8.5%. • Consumers remained highly engaged this holiday period with repeat usage increasing to 94.2%. • Weekly average marketplace volume increased to 29.2% of 4Q22 volume, representing an 18.2pts increase versus 4Q21. • The YoY decrease in UMS aligns with recent revenue initiatives, credit-risk improvements (e.g., Prophet Model), and the Company’s strategy of reaching profitability as well as competition. $32.9 $27.6 $29.3 $30.4 $38.3 5.9% 6.1% 7.0% 7.2% 8.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 T OT AL I N COM E Total Income ($US in millions) % of UMS $561.0 $450.5 $419.1 $421.5 $452.3 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 U N D E R L Y I N G M E R CH A N T S AL E S ( U M S ) UMS ($US in millions)

SEZZLE INC 4Q22 Presentation | 13 TRANSACTION EXPENSE $13.9 $11.8 $10.1 $9.3 $9.5 2.5% 2.6% 2.4% 2.2% 2.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 T R AN S A C T I O N E X P E N S E Transaction Expense ($US in millions) Transaction Expense-to-UMS COMMENTARY • Transaction Expense decreased to a record low 2.1% of UMS, representing a 37bps decrease YoY. • The drop in Transaction Expense is driven by several Company initiatives including, but not limited to:  Payment strategies incentivizing consumers to choose ACH as their primary payment option,  Favorable re-negotiated terms with network partners, and  The launch of Pay in Full for consumers to pay full ticket price at the point of sale.

SEZZLE INC 4Q22 Presentation | 14 PROVISION FOR UNCOLLECTIBLE ACCOUNTS $19.7 $10.5 $7.9 $5.7 $5.4 3.5% 2.3% 1.9% 1.3% 1.2% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 P R OV I S I O N FOR U N COL L E C T I B L E ACCO U N T S Provision for Uncollectible Accounts ($US in milllions) % of UMS COMMENTARY • Sezzle’s proprietary underwriting (e.g., Prophet machine learning model) and overall diligent approach over the holiday period resulted in the Provision for Uncollectible Accounts reaching a record low of 1.2%.  Performance of the Company’s Provision for Uncollectible Accounts proved to be a key determinant in reaching profitability in 4Q22. • The Company anticipates the Provision for Uncollectible Accounts will increase slightly in FY23 compared to FY22 (1.7%) to support topline growth.

SEZZLE INC 4Q22 Presentation | 15 TOTAL INCOME LESS TRANSACTION RELATED COSTS COMMENTARY 1 Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Uncollectible Accounts, Net Interest Expense, and write-off of non-recurring unamortized debt issuance costs. See Appendix I for reconciliation of Transaction Related Costs and respective definitions. • In 4Q22, Sezzle delivered a record Total Income less Transaction Related Costs of $20.2 million, exceeding the previous all-time high by nearly 50%. • The outperformance was driven by revenue and cost initiatives launched in 2022, as well as the Company’s enhanced underwriting capabilities. • The lucrative unit economics structure allows the Company to be more competitive in the pursuit of growth opportunities in 2023. ($2.2) $3.8 $9.6 $13.5 $20.2 (0.4%) 0.8% 2.3% 3.2% 4.5% (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% ($2.5) $7.5 $17.5 $27.5 $37.5 $47.5 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 TOTAL INCOME LESS TRANSACTION RELATED COSTS1 Total Income ex. Transaction Related Costs ($US in millions) Total Income ex. Transaction Related Costs-to-UMS

SEZZLE INC 4Q22 Presentation | 16 NON-TRANSACTION RELATED OPERATING EXPENSES COMMENTARY 1 Non-Transaction Related Operating Expenses is a non-GAAP financial measure equal to Total Operating Expenses less Reimbursement of Merger-Related Costs, Transaction Expense and Provision for Uncollectible Accounts. See Appendix II for reconciliation of Non-Transaction Related Operating Expenses and respective definitions. • 4Q22 Non-Transaction Related Expenses decreased significantly to US$18.6 million, representing a decrease of 21.4% YoY and a 41.0% reduction versus the peak in 1Q22.  The reduction in the workforce and cuts to third-party spending were the driving force behind the improvement. • The FY22 revenue and cost initiatives improved Non-Transaction Related Expenses to 48.6% of Total Income for the period – a record low for the Company. • Sezzle expects to further leverage its operating structure in FY23. $23.6 $31.5 $24.8 $19.9 $18.6 71.8% 114.0% 84.8% 65.5% 48.6% 0.0% 50.0% 100.0% 150.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 N ON -T R A N S A C T I O N R E L AT E D OP E R AT I N G E X P E N S E S Non-Transaction Related Operating Expenses ($US in millions) Non-Transaction Related Operating Expenses-to-Total Income

SEZZLE INC 4Q22 Presentation | 17 CLOSED THE GAP COMMENTARY 1 Adjusted EBTDA and Adjusted EBITDA are non-GAAP financial measures. For a reconciliation of GAAP Net Income (Loss), Adjusted EBITDA, and Adjusted EBTDA see Appendix II for reconciliation. 2 Adjusted Operating Expenses and Other Income and Expense is a non-GAAP financial measurement equal to the sum of GAAP Operating Expenses and Net Interest Expense less depreciation, amortization, and M&A related expenses. See Appendix I for reconciliation. • GAAP Net Income remained positive in 4Q22, reaching US$0.6 million as a result of the full impact of FY22 revenue and cost initiatives, coupled with tighter underwriting. • Non-GAAP Adjusted EBTDA turned positive to US$3.9 million as FY22 initiatives led to a strong improvement in unit economics and a more efficient cost structure. • Non-GAAP Adjusted EBITDA1 for the quarter was US$7.0 million, representing a 130.6% increase compared to the year prior. • The Company plans to increase profitability in FY23 through sustainable topline growth and new initiatives estimated to add over US$10 million to Total Income in the next 18 months. 2 $32.9 $27.6 $29.3 $30.4 $38.3 $58.9 $55.6 $44.3 $26.1 $37.6 ($25.9) ($28.0) ($15.1) $4.3 $0.6 ($30.0) ($20.0) ($10.0) $0.0 $10.0 $20.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 GAAP N E T I N COM E ( L OS S ) Total Income ($US in millions) Operating Expenses and Other Income and Expense ($US in millions) Net Income (Loss) ($US in millions) $32.9 $27.6 $29.3 $30.4 $38.3 $57.4 $47.0 $40.3 $33.9 $34.4 ($24.5) ($19.4) ($11.1) ($3.4) $3.9 ($26.0) ($6.0) $14.0 $34.0 $0.0 $20.0 $40.0 $60.0 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 N ON -G A AP AD J U S T E D E B T D A Total Income ($US in millions) Adjusted Operating Expenses and Other Income and Expense ($US in millions) Adjusted EBTDA ($US in millions)

SEZZLE INC 4Q22 Presentation | 18 CAPITALIZATION COMMENTARY Select Balance Sheet Data Unaudited Unaudited US$000's 30-Sep-2022 31-Dec-2022 Cash and cash equivalents $57,875 $68,280 Restricted cash $890 $1,243 Total cash $58,765 $69,523 Drawn on line of credit $54,008 $65,000 Availability on line of credit $5,254 $478 • As of 31 December 2022, Sezzle had total cash on hand of US$69.5 million, consisting of US$68.3 million of bank balances and US$1.2 million of restricted cash. • The increase in total cash on hand of US$10.8 million during the fourth quarter was primarily driven by additional borrowings under the line of credit. • At the end of the quarter, the company had US$93.4 million in Notes Receivables (net) and US$83.0 million in Merchant Accounts Payable, of which US$66.5 million was attributable to the Merchant Interest Program. • Management does not foresee any near-term capital raises due to the Company’s strong liquidity position and positive operational performance (e.g., Net Income and Adjusted EBTDA). 1 1 1 Results are unaudited. The Company anticipates filing its annual Form 10-K with the SEC and ASX in the latter half of the week of 27 February 2023.

JANUARY ’23 UPDATE

SEZZLE INC 4Q22 Presentation | 20 KEY STATISTICS FOR JANUARY COMMENTARY • Total Income for January rose 18.3% YoY to US$11.7 million as FY22 initiatives continue to push revenue higher YoY. Total Income as a percent of UMS reached 10.0%. • Average Daily UMS is up 8.0% through 25 February 2023 compared to January 2023. • In January, a Net Loss (a GAAP measure) of US$0.2 million was primarily driven by lower UMS, peak seasonal transaction processing volumes from the holiday period being realized in the month, and the timing of certain employee benefit payments. • Adjusted EBTDA and Adjusted EBITDA remained positive at US$1.0 million and US$2.0 million, respectively. • The Company successfully achieved its FY22 mission of becoming profitable by year end. In FY23, the Company aims to further increase bottom-line profitability and pursue profitable top-line growth by leveraging its strong unit economics and leaner operating structure. T O T A L I N C O M E 18.3% YoYU S $ 1 1 . 7M G A A P N E T I N C O M E 97.7% YoY(U S $ 0 .2M) A D J U S T E D E B T D A 1 116.1% YoYU S $ 1 . 0M S E Z Z L E P R E M I U M 10,000+ MoM132 , 000 ( A S O F 2 2 F E B 2 0 2 3 ) 1 Adjusted EBTDA and Adjusted EBITDA are non-GAAP financial measures. For a reconciliation of GAAP Net Income (Loss), Adjusted EBITDA, and Adjusted EBTDA see Appendix II for reconciliation. A D J U S T E D E B I T D A 1 135.1% YoYU S $ 2 .0M

APPENDICES

APPENDIX I: RECONCILIATION OF GAAP TO NON-GAAP MEASURES

TOTAL INCOME LESS TRANSACTION RELATED COSTS

(in $US thousands)	For the three months ended December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2020
Total income	$ 38,276	$ 30,408	$ 29,252	$ 27,634	$ 32,929	$ 22,085
Less: Transaction-related costs						
Transaction expense	(9,547)	(9,320)	(10,115)	(11,794)	(13,892)	(7,703)
Provision for uncollectible accounts	(5,401)	(5,680)	(7,891)	(10,466)	(19,741)	(9,973)
Net interest expense	(3,124)	(2,192)	(1,670)	(1,615)	(1,517)	(1,299)
Write-off of unamortized debt issuance costs	-	316	-	-	-	-
Transaction-related costs	(18,072)	(16,875)	(19,676)	(23,875)	(35,150)	(18,975)
Total income less transaction-related costs	$ 20,204	$ 13,533	$ 9,576	$ 3,759	$ (2,221)	$ 3,111

ADJUSTED OPERATING EXPENSES AND OTHER INCOME AND EXPENSES

(in $US thousands)	For the three months ended December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2020
Operating expenses	$ 33,534	$ 23,909	$ 42,805	$ 53,758	$ 57,279	$ 36,704
Net interest expense	3,124	2,192	1,670	1,615	1,517	1,299
Depreciation and amortization	(198)	(207)	(219)	(224)	(211)	(135)
Equity and incentive-based compensation	(2,103)	(2,619)	(1,863)	(3,731)	(505)	(5,530)
Merger-related expenses	-	(101)	(2,059)	(4,405)	(642)	-
Reimbursement of merger-related costs	-	11,000	-	-	-	-
Write-off of unamortized debt issuance costs	-	(316)	-	-	-	-
Adjusted operating expenses and other income and expense	$ 34,357	$ 33,858	$ 40,334	$ 47,013	$ 57,437	$ 32,339

SEZZLE INC 4Q22 Presentation | 22

APPENDIX II: RECONCILIATION OF GAAP TO NON-GAAP MEASURES

NON-TRANSACTION RELATED OPERATING EXPENSES

(in $US thousands)	For the three months ended December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Operating expenses	$ 33,534	$ 23,909	$ 42,805	$ 53,758	$ 57,279
Transaction expenses	(9,547)	(9,320)	(10,115)	(11,794)	(13,892)
Provision for uncollectible accounts	(5,401)	(5,680)	(7,891)	(10,466)	(19,741)
Reimbursement of merger-related costs	-	11,000	-	-	-
Non-transaction related operating expenses	$ 18,586	$ 19,909	$ 24,799	$ 31,498	$ 23,646

ADJUSTED EBTDA AND ADJUSTED EBITDA

(in $US thousands)	For the month ended January 31, 2023	For the three months ended December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	December 31, 2020
Net income (loss)	$ (187)	$ 634	$ 4,344	$ (15,084)	$ (27,989)	$ (25,922)	$ (16,055)
Depreciation and amortization	65	198	207	219	224	211	135
Income tax expense	-	21	11	17	21	7	23
Equity and incentive-based compensation	790	2,103	2,619	1,863	3,731	505	5,530
Other income and expense, net	11	200	(48)	(155)	228	48	114
Merger-related costs	-	-	101	2,059	4,405	642	-
Reimbursement of merger-related costs	-	-	(11,000)	-	-	-	-
Write-off of unamortized debt issuance costs	-	-	316	-	-	-	-
Loss on extinguishment of line of credit	-	814	-	-	-	-	-
Fair value adjustment on warrants	339	(50)	-	-	-	-	-
Adjusted EBTDA	$ 1,018	$ 3,919	$ (3,450)	$ (11,082)	$ (19,379)	$ (24,508)	$ (10,254)
Net interest expense	$ 989	$ 3,124	$ 2,192	$ 1,670	$ 1,615	$ 1,517	$ 1,299
Adjusted EBITDA	$ 2,007	$ 7,043	$ (1,258)	$ (9,412)	$ (17,764)	$ (22,991)	$ (8,954)

SEZZLE INC 4Q22 Presentation | 23

SEZZLE INC 4Q22 Presentation | 24 APPENDIX I I I : CONSOLIDATED BALANCE SHEETS As of December 31, 2022 December 31, 2021 Assets Current Assets Cash and cash equivalents $ 68,279,539 $ 76,983,728 Restricted cash, current 1,223,119 1,886,440 Notes receivable, net 93,358,404 133,986,583 Other receivables, net 2,532,710 5,084,099 Prepaid expenses and other current assets 4,737,688 3,350,053 Total current assets 170,131,460 221,290,903 Non-Current Assets Internally developed intangible assets, net 1,322,836 910,584 Property and equipment, net 281,605 662,472 Operating right-of-use assets 86,715 285,865 Restricted cash, non-current 20,000 20,000 Other assets 733,922 233,752 Total Assets $ 172,576,538 $ 223,403,576 Liabilities and Stockholders' Equity Current Liabilities Merchant accounts payable $ 83,020,739 $ 96,516,668 Operating lease liabilities 79,312 171,959 Accrued liabilities 10,448,872 7,996,772 Other payables 4,129,371 2,874,046 Deferred revenue 1,516,228 — Total current liabilities 99,194,522 107,559,445 Long Term Liabilities Long term debt 250,000 250,000 Operating lease liabilities — 90,962 Line of credit, net of unamortized debt issuance costs of $1,222,525 and $1,088,869, respectively 63,777,475 77,711,131 Warrant liabilities 511,295 — Total Liabilities 163,733,292 185,611,538 Commitments and Contingencies Stockholders' Equity Common stock, $0.00001 par value; 750,000,000 shares authorized; 209,270,070 and 204,891,057 shares issued, respectively; 208,181,834 and 204,230,939 shares outstanding, respectively 2,083 2,044 Additional paid-in capital 179,054,368 168,338,673 Stock subscriptions: 0 and 20,729 shares subscribed, respectively — (18,545) Treasury stock, at cost: 1,088,236 and 660,118 shares, respectively (4,072,752) (3,691,322) Accumulated other comprehensive (loss) income (643,974) 563,911 Accumulated deficit (165,496,479) (127,402,723) Total Stockholders' Equity 8,843,246 37,792,038 Total Liabilities and Stockholders' Equity $ 172,576,538 $ 223,403,576

SEZZLE INC 4Q22 Presentation | 25 APPENDIX I I I : CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS For the years ended December 31, 2022 December 31, 2021 Total income $ 125,570,441 $ 114,816,635 Operating Expenses Personnel 51,217,083 56,831,368 Transaction expense 40,776,825 43,476,143 Third-party technology and data 8,190,022 5,549,844 Marketing, advertising, and tradeshows 18,972,025 9,251,854 General and administrative 16,411,912 15,768,583 Provision for uncollectible accounts 29,437,179 52,621,682 Reimbursement of merger-related costs (11,000,000) — Total operating expenses 154,005,046 183,499,474 Operating Loss (28,434,605) (68,682,839) Other Income (Expense) Net interest expense (8,600,716) (5,269,284) Other expense, net (225,606) (65,145) Loss on extinguishment of line of credit (813,806) (1,092,679) Fair value adjustment on warrants 50,424 — Loss before taxes (38,024,309) (75,109,947) Income tax expense 69,447 58,416 Net Loss (38,093,756) (75,168,363) Other Comprehensive (Loss) Income Foreign currency translation adjustment (1,207,885) 69,406 Total Comprehensive Loss $ (39,301,641) $ (75,098,957) Net loss per share: Basic and diluted loss per common share $ (0.18) $ (0.38) Basic and diluted weighted average shares outstanding 206,856,959 200,344,028

SEZZLE INC 4Q22 Presentation | 26 APPENDIX I I I : CONSOLIDATED STATEMENTS OF CASH FLOWS For the years ended December 31, 2022 December 31, 2021 Operating Activities: Net loss $ (38,093,756) $ (75,168,363) Adjustments to reconcile net loss to net cash provided from (used for) operating activities: Depreciation and amortization 847,126 749,111 Provision for uncollectible accounts 29,437,179 52,621,682 Provision for other uncollectible receivables 9,257,284 7,349,852 Equity based compensation and restricted stock vested 10,309,535 14,161,754 Amortization of debt issuance costs 983,745 689,930 Impairment losses on long-lived assets 39,512 5,475 Fair value adjustment on warrants (50,424) — Loss on extinguishment of line of credit 813,806 1,092,679 Loss on sale of fixed assets 79,683 — Changes in operating assets and liabilities: Notes receivable 10,590,769 (105,950,424) Other receivables (6,710,739) (11,031,826) Prepaid expenses and other assets (1,353,026) (1,855,206) Merchant accounts payable (12,928,944) 35,696,079 Other payables 1,281,500 2,111,082 Accrued liabilities 2,476,822 7,416,249 Deferred revenue 1,516,228 — Operating leases 15,548 (20,124) Net Cash Provided from (Used for) Operating Activities 8,511,848 (72,132,050) Investing Activities: Purchase of property and equipment (52,236) (686,032) Internally developed intangible asset additions (955,841) (733,995) Net Cash Used for Investing Activities (1,008,077) (1,420,027)

SEZZLE INC 4Q22 Presentation | 27 APPENDIX I I I : CONSOLIDATED STATEMENTS OF CASH FLOWS (CONT. ) For the years ended December 31, 2022 December 31, 2021 Financing Activities: Payments on long term debt — (1,220,332) Proceeds from line of credit 71,155,556 174,666,667 Payments to line of credit (84,955,556) (135,866,667) Payments of debt issuance costs (1,330,901) (1,697,705) Payment of debt extinguishment costs (600,307) (1,000,000) Proceeds from stock option exercises 100,370 765,786 Stock subscriptions collected related to stock option exercises 324,378 246,999 Repurchase of common stock (381,434) (2,652,014) Proceeds from issuance of common stock — 30,000,000 Costs incurred from issuance of common stock — (2,768) Net Cash (Used for) Provided from Financing Activities (15,687,894) 63,239,966 Effect of exchange rate changes on cash (1,183,387) 98,376 Net decrease in cash, cash equivalents, and restricted cash (8,184,123) (10,312,111) Cash, cash equivalents, and restricted cash, beginning of year 78,890,168 89,103,903 Cash, cash equivalents, and restricted cash, end of year $ 69,522,658 $ 78,890,168 Noncash investing and financing activities: Lease liabilities arising from obtaining right-of-use assets $ 8,005 $ 328,341 Issuance of restricted stock units for settlement of accrued expenses — 1,996,779 Conversion of liability-classified incentive awards to stockholders' equity — 8,580,123 Withholding of restricted stock units to cover employee tax withholding — 164,081 Issuance of warrants 561,719 — Supplementary disclosures: Interest paid $ 7,790,430 $ 4,819,604 Income taxes paid 65,395 56,017

SEZZLE INC 4Q22 Presentation | 28 NON-GAAP FINANCIAL MEASURES To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non-GAAP financial measures: Total income less transaction related costs; adjusted earnings before taxes, depreciation, and amortization (“Adjusted EBTDA”); and adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”). Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows: • Total income less transaction related costs is defined as GAAP total income less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for uncollectible accounts, and net interest expense less non-recurring charges as detailed in the reconciliation table of total income less transaction related costs to GAAP total income. We believe that total income less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform; • Adjusted EBTDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive–based compensation, and merger-related costs as detailed in the reconciliation table of adjusted EBTDA to GAAP net income (loss) below. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business. • Adjusted EBITDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive–based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income (loss) to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business. Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following: • Total income less transaction related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring expenses. • Adjusted EBTDA and adjusted EBITDA exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive–based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, such as merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, which have a significant impact on our working capital and cash. • Adjusted EBITDA excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash. • Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments. • These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us. • Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. • Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income (loss) and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

APPENDICES